                     OPPENHEIMER QUEST BALANCED FUND
               Supplement dated December 26, 2006 to the
                   Prospectus dated December 26, 2006

1. This supplement amends the Prospectus of Oppenheimer Quest Balanced
Fund dated December 26, 2006.

2.    The section titled "The Manager's Fees."  beginning on page 14, under "How the Fund is Managed" is amended by adding the following paragraph to the end of that section:

     Effective January 1, 2007, the Manager has voluntarily agreed to reduce its advisory fee rate for any quarter during the calendar year ending December 31, 2007, by 0.05% of the Fund's average daily net assets if the Fund's trailing one-year total return performance, measured at the end of the prior calendar quarter, was in the fourth or fifth quintile of the Fund's Lipper peer group. However, if the Fund's total return performance at the end of a subsequent calendar quarter has improved to the third or higher quintile of Fund's Lipper peer group, the advisory fee reduction will be terminated for the remainder of the calendar year. The advisory fee reduction is a voluntary undertaking and may be terminated by the Manager at any time.
..

PS0257.033                                            December 26, 2006